Exhibit 3.45

ISSUANCE DATE: 01/20/2004
REQUEST NUMBER: 04020131
Secretary of State
Division of Business Services	CHARTER/QUALIFICATION DATE: 11/10/1993
312 Eighth Avenue North	STATUS: ADMIN DISSOLVED
6th Floor, William R. Snodgrass Tower	CORPORATE EXPIRATION DATE: PERPETUAL
Nashville, Tennessee 37243	CONTROL NUMBER: 0272269
JURISDICTION: TENNESSEE

To:	REQUESTED BY:
CFS	CFS
8161 HWY 100	8161 HWY 100
#172	#172
NASHVILLE, TN 37221	NASHVILLE, TN 37221

I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT

“FHK, INC.”

WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE DATE(S) AS BELOW INDICATED:

REFERENCE NUMBER	DATE FILED	FILING TYPE	FILING ACTION NAM DUR STK PRN OFC AGT INC MAL FYC
2754-0148	11/10/1993	CHART-PROFIT
2758-2545	11/23/1993	ASSUMED-ADD
2792-2406	02/08/1994	ASSUMED-ADD
3007-2772	05/04/1995	AN RPT	X
ROLL 3893	04/20/2000	DETERMINATION
ROLL 3957	07/21/2000	ADM/DISSOLUTION

FOR: REQUEST FOR COPIES	ON DATE: 01/20/04

FEES

FROM:	RECEIVED:	$60.00	$0.00
CFS
8161 HIGHWAY 100	TOTAL PAYMENT RECEIVED:		$60.00
#172
NASHVILLE, TN 37221-0000	RECEIPT NUMBER:		00003406752
	ACCOUNT NUMBER:		00101230

/s/ Riley C. Darnell
[SEAL]
RILEY C. DARNELL
SS-4458	SECRETARY OF STATE

STATE OF TENNESSEE
1993 NOV 10 PM 3:57
RILEY DARNELL
SECRETARY OF STATE

STATE OF TENNESSEE

CHARTER OF FHK, INC.

The undersigned, in order to form a corporation pursuant to the Tennessee Business Corporation Act, hereby adopts the following charter for the above-listed corporation.

1.                                       The name of the corporation is: FHK, INC.

2.                                       The number of shares that the corporation is authorized to issue is as follows: Five Thousand (5,000).

3.                                       (a)  The complete street address of the corporation’s initial registered office is: c/o Williams, Crosslin, Sparks & Vaden, P.C., Suite 3000, 611 Commerce Street, Nashville, Tennessee 37203, County of Davidson.

(b) The name of its initial registered agent at the office listed in 3(a) is: Michael Vaden.

4.             The name and address of the incorporator is:

Katherine E. Woods, c/o Jack, Frank & Lyon, P.A., 11 Music Circle South, Nashville, Tennessee 37203, County of Davidson.

5.                                       The complete address of the corporation’s principal office is: 1229 17th Avenue South, Suite A, Nashville, Tennessee 37212 .

6.                                       The corporation is for profit.

7.               Other Provisions: A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages, for breach of fiduciary duty as a director except: (i) for any breach of the directors’ duty of loyalty to the corporation or its shareholders, or (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) under Section 48-18-304 of the Tennessee Business Corporation Act.  If the Tennessee Business Corporation Act is amended or superseded after the filing of this Charter to further eliminate or limit the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act as so amended or by such act as may supersede it.

November 10, 1993	/s/ Katherine E. Woods
Date	Katherine E. Woods,
Incorporator

(119)

RECEIVED
93 NOV 23 AM 9:32
RILEY DARNELL
SECRETARY OF STATE

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME

Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1.               The true name of the corporation is             FHK, INC.

2.               The state or country of incorporation is      Tennessee

3.               The corporation intends to transact business in Tennessee under an assumed corporate name.

4.               The assumed corporate name the corporation proposes to use is

             High Seas Music

[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]

11/19/93	FHK, Inc.
Signature Date	Name of Corporation

President	/s/ Bob Kirsch
Signer’s Capacity	Signature

Bob Kirsch
Name (typed or printed)

[SEAL] SS-4402 (Rev. 1/90)	Fee: $20.00

RECEIVED
94 FEB 3 PM [ILLEGIBLE]
RILEY DARNELL
SECRETARY OF STATE

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME

Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1.               The true name of the corporation is             FHK, Inc.

2.               The state or country of incorporation is      Tennessee

3.               The corporation intends to transact business in Tennessee under an assumed corporate name.

4.               The assumed corporate name the corporation proposes to use is

             High Steppe Music

[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]

/s/ Bob Kirsch 2/3/94	FHK, Inc.
Signature Date	Name of Corporation

President	/s/ Bob Kirsch
Signer’s Capacity	Signature

Bob Kirsch
Name (typed or printed)

[SEAL] SS-4402 (Rev. 1/90)	Fee: $10.00

☐	CORPORATION ANNUAL REPORT
STATE OF TENNESSEE
SECRETARY OF STATE
SUITE 1800, JAMES K. POLK BUILDING
NASHVILLE, TN 37243-0305

[ILLEGIBLE]
CURRENT FISCAL YEAR CLOSING MONTH:	IF DIFFERENT,

CORRECT MONTH IS 10/31	THIS REPORT IS DUE ON OR BEFORE
(1) SECRETARY OF STATE CONTROL NUMBER:	OR FEDERAL EMPLOYER IDENTIFICATION NUMBER: 62-1548343
(2A.) NAME AND MAILING ADDRESS OF CORPORATION:	(2B.) STATE OR COUNTRY OF INCORPORATION:

FHK, INC.	TENN.
1229 17TH AVE. S., SUITE A	(2C.) ADD OR CHANGE MAILING ADDRESS:
NASHVILLE, TN 37212
1908 WEDGEWOOD AVE.
NASHVILLE TN 37212

(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:

1229 17TH AVE. S., SUITE A
NASHVILLE, TN 37212
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE + 4
1908 WEDGEWOOD AVE.	NASHVILLE	TENN.	37212

** BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED **
(4) A. NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
PRESIDENT	BOB KIRSCH	[ILLEGIBLE]	NASHVILLE, TENN. 37212
SECRETARY	MARK HARTLEY	[ILLEGIBLE]	NASHVILLE, TENN. 37212
VICE PRES.	LARRY FITZGERALD	[ILLEGIBLE]	NASHVILLE, TENN. 37212

[SEAL]
B. BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.)
☒ SAME AS ABOVE
☐ NONE
OR LISTED BELOW:	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4

(5) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS

MICHAEL VADEN

B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

611 COMMERCE ST., SUITE 3000, NASHVILLE, TENN. 37203

(6) INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

[ILLEGIBLE]

A. CHANGE OF REGISTERED AGENT:
B. CHANGE OF REGISTERED OFFICE:
STREET	CITY	STATE TN	ZIP CODE + 4	COUNTY
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW:
IF BLANK OR CHANGE PLEASE CHECK APPROPRIATE BOX
☐ PUBLIC
☐ ACTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.
☐ RELIGIOUS

(8) SIGNATURE	/s/ Larry Fitzgerald	(9) DATE 5/3/95

(10) TYPE/PRINT NAME OF SIGNER: Larry Fitzgerald	(11) TITLE OF SIGNER VP.

**  THIS REPORT MUST BE DATED AND SIGNED  **

SECRETARY OF STATE	ISSUANCE DATE:	04/20/00
CORPORATIONS SECTION	CONTROL NUMBER:	0272269
JAMES K. POLK BUILDING, SUITE 1800
NASHVILLE, TENNESSEE 37243-0306

MICHAEL VADEN

SUITE 3000

611 COMMERCE STREET

NASHVILLE, TN 37243

RE: FHK, INC.

NOTICE OF DETERMINATION

Pursuant to the provisions of Sections 48-24-201 or 48-25-301 of the Tennessee Business Corporation Act or Sections 48-69-201 or 48-65-301 of the Tennessee Nonprofit Corporation Act, it has been determined that the following ground(s) exist(s) for the administrative dissolution of the above corporation, if a Tennessee corporation, or the revocation of its certificate of authority, if a foreign corporation:

The Corporation Annual Report which was due on or before 02/01/00 has not been filed.  To obtain an annual report form or for additional information, please call this office at (615) 741-2286.

If the corporation does not correct each ground for dissolution or revocation or provide evidence that each ground does not exist within two (2) months after issuance date of this notice, the corporation and any associated assumed name(s) shall be administratively dissolved or may have its certificate of authority revoked, as appropriate. For assistance in this regard, please contact this office at the appropriate telephone number listed above.

3957 1741

SECRETARY OF STATE	EFFECTIVE DATE:	07/21/00
CORPORATIONS SECTION	TELEPHONE CONTACT:	(615) 741-2286
WILLIAM R. SNODGRASS TOWER	CONTROL NUMBER:	0272269
312 EIGHTH AVENUE NORTH - SIXTH FLOOR
NASHVILLE, TENNESSEE 57243-0306

MICHAEL VADEN

SUITE 3000

611 COMMERCE STREET

NASHVILLE, TN 37203

RE: FHK, INC.

CERTIFICATE OF ADMINISTRATIVE DISSOLUTION

Pursuant to the provisions of Sections 48-24-202 or 48-25-302 of the Tennessee Business Corporation Act or Sections 48-64-202 or 48-65-302 of the Tennessee Nonprofit Corporation Act, respectively, this constitutes notice that the above corporation, and any associated assumed name(s) is hereby administratively dissolved, if a Tennessee corporation, or that its certificate of authority is revoked, if a foreign corporation, for the following reason(s):

For failure to file the Corporation Annual Report, as required by Chapter 16 of the Tennessee Business Corporation Act or the Tennessee Nonprofit Corporation Act.

The corporation or its certificate of authority may be reinstated upon the elimination of the above indicated ground(s) and the filing of an application for reinstatement. The corporate name must be available and otherwise satisify the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act. The reinstatement application fee is Seventy Dollars ($70.00).

ISSUANCE DATE: 02/23/2004
Secretary of State Division of Business Services 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, Tennessee 37243	REQUEST NUMBER: 0405551A
TELEPHONE CONTACT: (615) 741-6488

CHARTER / QUALIFICATION DATE: 11/10/1993
STATUS: ACTIVE
CORPORATE EXPIRATION DATE: PERPETUAL
CONTROL NUMBER: 0272269
JURISDICTION: TENNESSEE

To:	REQUESTED BY:
CFS	CFS
8161 HWY 100	8161 HWY 100
#172	#172
NASHVILLE, TN 37221	NASHVILLE, TN 37221

CERTIFICATE OF EXISTENCE

I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT

“FHK, INC.”

IS A CORPORATION DULY INCORPORATED UNDER THE LAW OF THIS STATE WITH DATE OF INCORPORATION AND DURATION AS GIVEN ABOVE;

THAT ALL FEES, TAXES, AND PENALTIES OWED TO THIS STATE WHICH AFFECT THE EXISTENCE OF THE CORPORATION HAVE BEEN PAID;

THAT THE MOST RECENT CORPORATION ANNUAL REPORT REQUIRED HAS BEEN FILED WITH THIS OFFICE; AND

THAT ARTICLES OF DISSOLUTION HAVE NOT BEEN FILED; AND

THAT ARTICLES OF TERMINATION OF CORPORATE EXISTENCE HAVE NOT BEEN FILED

FOR: REQUEST FOR CERTIFICATE	ON DATE: 02/23/04

		FEES
	RECEIVED:	$60.00	$0.00
FROM:
CFS	TOTAL PAYMENT RECEIVED:		$60.00
8161 HIGHWAY 100
#172		RECEIPT NUMBER:	00003431401
NASHVILLE, TN 37221-0000		ACCOUNT NUMBER:	00101230

[SEAL]	/s/ Riley C. Darnell

RILEY C. DARNELL
SECRETARY OF STATE
SS-4458

APPLICATION FOR REINSTATEMENT FOLLOWING ADMINISTRATIVE DISSOLUTION / REVOCATION	For Office Use Only
Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, TN 37243

Pursuant to the provisions of Section 48-24-203 or Section 48-25-303 of the Tennessee Business Corporation Act or
Section 48-64-203 or Section 48-65-303 of the Tennessee Nonprofit Corporation Act, this application is submitted to the Office of the Secretary of State, State of Tennessee, for reinstatement.

1. The name of the corporation is FHK, Inc._________________________________________________
(Name change if applicable) _______________________________________________________________
2. The effective date of its administrative dissolution/revocation is 7/21/00 (must be month, day, and year).
3. The ground(s) for the administrative dissolution/revocation ☐ did not exist. ☒ has/have been eliminated. [NOTE: Please mark the applicable box.]
4. The corporate name as listed in number one (1) satisfies the requirements of Tennessee Code Annotated Section 48-14-101 48-54-101, as appropriate.

5.     The corporation control number as assigned by the Secretary of State, if known is  0272269_____________

[NOTE (APPLIES TO FOR-PROFIT CORPORATIONS ONLY): Prior to this document being accepted for filing, the Division of Business Services will request tax clearance verification from the Tennessee Department of Revenue that the business has property filed all reports and paid all required taxes and penalties. If we cannot obtain such tax clearance verification from the Department of Revenue, this document will be rejected and returned to the applicant.]

February , 2004	FHK, Inc.
Signature Date	Name of Corporation

Vice President	/s/ Paul Robinson
Signer’s Capacity	Signature

Paul Robinson
Name (typed or printed)

SS-4438 (Rev. 7/01)	Filing Fee: $70.00	RDA 1678

CORPORATION ANNUAL REPORT	Please return completed form to:
TENNESSEE SECRETARY OF STATE
Annual Report Filing Fee Due:	Attn: Annual Report
$20, if no changes are made in block #6 to the registered agent/office, or	312 Eighth Ave N, 6th Floor
$40, if any changes are made in block #6 to the registered agent/office	William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH:	10	IF DIFFERENT,
CORRECT MONTH IS	_______________________	THIS REPORT IS DUE ON OR BEFORE	02/01/00
(1)	SECRETARY OF STATE CONTROL NUMBER:	0272269
(2A.)	NAME AND MAILING ADDRESS OF CORPORATION:	(2B.)	STATE OR COUNTRY OF INCORPORATION:

FHK, INC.	TENNESSEE
50 WEST MAIN STREET	(2C.)	ADD OR CHANGE MAILING ADDRESS:
VENTURA, CA 93001

D 11/10/1993 FOR PROFIT
(3)	A.	PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
1908 WEDGEWOOD AVE., NASHVILLE, TN 37212

B.	CHANGE OF PRINCIPAL ADDRESS:
STREET	CITY	STATE	ZIP CODE + 4

(4)	NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACH ADDITIONAL SHEET IF NECESSARY.)
TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
PRESIDENT
SECRETARY	Attached

(5)	BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW:
NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
Leslie E. Bider	10585 Santa Monica Blvd.	Los Angeles, CA 90025
David H. Johnson	75 Rockefeller Plaza	New York, NY 10019
Helen Murphy	75 Rockefeller Plaza	New York, NY 10019

(6)	A.	NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
MICHAEL VADEN
B.	REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
SUITE 3000, 611 COMMERCE STREET, NASHVILLE, TN 37203
C.	INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(I).	CHANGE OF REGISTERED AGENT:	CT Corporation System
(II).	CHANGE OF REGISTERED OFFICE:	111 Eighth Avenue, New York, NY 10011
STREET	CITY	STATE TN	ZIP CODE + 4	COUNTY
(7)	A.	THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A
MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:	☐ PUBLIC
☐ MUTUAL
B.	IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.	☐ RELIGIOUS
(8)	SIGNATURE	/s/ Paul Robinson	(9)	DATE	2/18/04

(10)	TYPE PRINT NAME OF SIGNER:	Paul Robinson	(11)	TITLE OF SIGNER	Vice President

* * THIS REPORT MUST BE DATED AND SIGNED * *

[SEAL]

SS-4444 (REV. 5/00)	CONTINUED ON BACK	RDA 1678

Officer List

Name	Title	Business Address
Leslie E. Bider	President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Jay Morgenstern	Executive Vice President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Edward P. Pierson	Executive Vice President and Secretary	10585 Santa Monica Blvd., Los Angeles, CA 90025
Nick Thomas	Senior Vice President and Treasurer	10585 Santa Monica Blvd., Los Angeles, CA 90025
David H. Johnson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Helen Murphy	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Robinson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Vidich	Vice President	75 Rockefeller Plaza, New York, NY 10019
Mark Ansorge	Assistant Secretary	75 Rockefeller Plaza, New York, NY 10019
Anthony Bown	Assistant Treasurer	3400 West Olive, Burbank, CA 91505

CORPORATION ANNUAL REPORT	Please return completed form to:
TENNESSEE SECRETARY OF STATE
Annual Report Filing Fee Due:	Attn: Annual Report
$20, if no changes are made in block #6 to the registered agent/office, or	312 Eighth Ave N, 6th Floor
$40, if any changes are made in block #6 to the registered agent/office	William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH:	10	IF DIFFERENT,
CORRECT MONTH IS	_______________________	THIS REPORT IS DUE ON OR BEFORE	2-1-01
(1)	SECRETARY OF STATE CONTROL NUMBER:	0272269
(2A.)	NAME AND MAILING ADDRESS OF CORPORATION:	(2B.)	STATE OR COUNTRY OF INCORPORATION:

FHK, INC.	TENNESSEE
50 WEST MAIN STREET	(2C.)	ADD OR CHANGE MAILING ADDRESS:
VENTURA, CA 93001

D 11/10/1993 FOR PROFIT
(3)	A.	PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
1908 WEDGEWOOD AVE., NASHVILLE, TN 37212

B.	CHANGE OF PRINCIPAL ADDRESS:
STREET	CITY	STATE	ZIP CODE + 4

(4)	NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACH ADDITIONAL SHEET IF NECESSARY.)
TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
PRESIDENT
SECRETARY	Attached

(5)	BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW:
NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
Leslie E. Bider	10585 Santa Monica Blvd.	Los Angeles, CA 90025
David H. Johnson	75 Rockefeller Plaza	New York, NY 10019
Helen Murphy	75 Rockefeller Plaza	New York, NY 10019

(6)	A.	NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
MICHAEL VADEN
B.	REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
SUITE 3000, 611 COMMERCE STREET, NASHVILLE, TN 37203
C.	INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(I).	CHANGE OF REGISTERED AGENT:	CT Corporation System
(II).	CHANGE OF REGISTERED OFFICE:	111 Eighth Avenue, New York, NY 10011
STREET	CITY	STATE TN	ZIP CODE + 4	COUNTY
(7)	A.	THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A
MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:	☐ PUBLIC
☐ MUTUAL
B.	IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.	☐ RELIGIOUS
(8)	SIGNATURE	/s/ Paul Robinson	(9)	DATE	2/18/04

(10)	TYPE PRINT NAME OF SIGNER:	Paul Robinson	(11)	TITLE OF SIGNER	Vice President

* * THIS REPORT MUST BE DATED AND SIGNED * *

[SEAL]

SS-4444 (REV. 5/00)	CONTINUED ON BACK	RDA 1678

Officer List

Name	Title	Business Address
Leslie E. Bider	President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Jay Morgenstern	Executive Vice President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Edward P. Pierson	Executive Vice President and Secretary	10585 Santa Monica Blvd., Los Angeles, CA 90025
Nick Thomas	Senior Vice President and Treasurer	10585 Santa Monica Blvd., Los Angeles, CA 90025
David H. Johnson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Helen Murphy	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Robinson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Vidich	Vice President	75 Rockefeller Plaza, New York, NY 10019
Mark Ansorge	Assistant Secretary	75 Rockefeller Plaza, New York, NY 10019
Anthony Bown	Assistant Treasurer	3400 West Olive, Burbank, CA 91505

CORPORATION ANNUAL REPORT	Please return completed form to:
TENNESSEE SECRETARY OF STATE
Annual Report Filing Fee Due:	Attn: Annual Report
$20, if no changes are made in block #6 to the registered agent/office, or	312 Eighth Ave N, 6th Floor
$40, if any changes are made in block #6 to the registered agent/office	William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH:	10	IF DIFFERENT,
CORRECT MONTH IS	_______________________	THIS REPORT IS DUE ON OR BEFORE	2-1-02
(1)	SECRETARY OF STATE CONTROL NUMBER:	0272269
(2A.)	NAME AND MAILING ADDRESS OF CORPORATION:	(2B.)	STATE OR COUNTRY OF INCORPORATION:

FHK, INC.	TENNESSEE
50 WEST MAIN STREET	(2C.)	ADD OR CHANGE MAILING ADDRESS:
VENTURA, CA 93001

D 11/10/1993 FOR PROFIT
(3)	A.	PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
1908 WEDGEWOOD AVE., NASHVILLE, TN 37212

B.	CHANGE OF PRINCIPAL ADDRESS:
STREET	CITY	STATE	ZIP CODE + 4

(4)	NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACH ADDITIONAL SHEET IF NECESSARY.)
TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
PRESIDENT
SECRETARY	Attached

(5)	BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW:
NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
Leslie E. Bider	10585 Santa Monica Blvd.	Los Angeles, CA 90025
David H. Johnson	75 Rockefeller Plaza	New York, NY 10019
Helen Murphy	75 Rockefeller Plaza	New York, NY 10019

(6)	A.	NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
MICHAEL VADEN

B.	REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
SUITE 3000, 611 COMMERCE STREET, NASHVILLE, TN 37203

C.	INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(I).	CHANGE OF REGISTERED AGENT :	CT Corporation System
(II).	CHANGE OF REGISTERED OFFICE :	111 Eighth Avenue, New York, NY 10011
STREET	CITY	STATE TN	ZIP CODE + 4	COUNTY
(7)	A.	THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A
MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:	☐ PUBLIC
☐ MUTUAL
B.	IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.	☐ RELIGIOUS
(8)	SIGNATURE	/s/ Paul Robinson	(9)	DATE	2/18/04

(10)	TYPE PRINT NAME OF SIGNER:	Paul Robinson	(11)	TITLE OF SIGNER	Vice President

* * THIS REPORT MUST BE DATED AND SIGNED * *

[SEAL]

SS-4444 (REV. 5/00)	CONTINUED ON BACK	RDA 1678

Officer List

Name	Title	Business Address
Leslie E. Bider	President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Jay Morgenstern	Executive Vice President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Edward P. Pierson	Executive Vice President and Secretary	10585 Santa Monica Blvd., Los Angeles, CA 90025
Nick Thomas	Senior Vice President and Treasurer	10585 Santa Monica Blvd., Los Angeles, CA 90025
David H. Johnson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Helen Murphy	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Robinson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Vidich	Vice President	75 Rockefeller Plaza, New York, NY 10019
Mark Ansorge	Assistant Secretary	75 Rockefeller Plaza, New York, NY 10019
Anthony Bown	Assistant Treasurer	3400 West Olive, Burbank, CA 91505

CORPORATION ANNUAL REPORT	Please return completed form to:
TENNESSEE SECRETARY OF STATE
Annual Report Filing Fee Due:	Attn: Annual Report
$20, if no changes are made in block #6 to the registered agent/office, or	312 Eighth Ave N, 6th Floor
$40, if any changes are made in block #6 to the registered agent/office	William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH:	10	IF DIFFERENT,
CORRECT MONTH IS	_______________________	THIS REPORT IS DUE ON OR BEFORE	2-1-03
(1)	SECRETARY OF STATE CONTROL NUMBER:	0272269
(2A.)	NAME AND MAILING ADDRESS OF CORPORATION:	(2B.)	STATE OR COUNTRY OF INCORPORATION:

FHK, INC.	TENNESSEE
50 WEST MAIN STREET	(2C.)	ADD OR CHANGE MAILING ADDRESS:
VENTURA, CA 93001

D 11/10/1993 FOR PROFIT
(3)	A.	PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
1908 WEDGEWOOD AVE., NASHVILLE, TN 37212

B.	CHANGE OF PRINCIPAL ADDRESS:
STREET	CITY	STATE	ZIP CODE + 4

(4)	NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACH ADDITIONAL SHEET IF NECESSARY.)
TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
PRESIDENT
SECRETARY	Attached

(5)	BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW:
NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
Leslie E. Bider	10585 Santa Monica Blvd.	Los Angeles, CA 90025
David H. Johnson	75 Rockefeller Plaza	New York, NY 10019
Helen Murphy	75 Rockefeller Plaza	New York, NY 10019

(6)	A.	NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
MICHAEL VADEN
B.	REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
SUITE 3000, 611 COMMERCE STREET, NASHVILLE, TN 37203
C.	INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(I).	CHANGE OF REGISTERED AGENT :	CT Corporation System
(II).	CHANGE OF REGISTERED OFFICE :	111 Eighth Avenue, New York, NY 10011
STREET	CITY	STATE TN	ZIP CODE + 4	COUNTY
(7)	A.	THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A
MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:	☐ PUBLIC
☐ MUTUAL
B.	IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.	☐ RELIGIOUS
(8)	SIGNATURE	/s/ Paul Robinson	(9)	DATE	2/18/04

(10)	TYPE PRINT NAME OF SIGNER:	Paul Robinson	(11)	TITLE OF SIGNER	Vice President

* * THIS REPORT MUST BE DATED AND SIGNED * *

[SEAL]

SS-4444 (REV. 5/00)	CONTINUED ON BACK	RDA 1678

Officer List

Name	Title	Business Address
Leslie E. Bider	President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Jay Morgenstern	Executive Vice President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Edward P. Pierson	Executive Vice President and Secretary	10585 Santa Monica Blvd., Los Angeles, CA 90025
Nick Thomas	Senior Vice President and Treasurer	10585 Santa Monica Blvd., Los Angeles, CA 90025
David H. Johnson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Helen Murphy	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Robinson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Vidich	Vice President	75 Rockefeller Plaza, New York, NY 10019
Mark Ansorge	Assistant Secretary	75 Rockefeller Plaza, New York, NY 10019
Anthony Bown	Assistant Treasurer	3400 West Olive, Burbank, CA 91505

CORPORATION ANNUAL REPORT	Please return completed form to:
TENNESSEE SECRETARY OF STATE
Annual Report Filing Fee Due:	Attn: Annual Report
$20, if no changes are made in block #6 to the registered agent/office, or	312 Eighth Ave N, 6th Floor
$40, if any changes are made in block #6 to the registered agent/office	William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH:	10	IF DIFFERENT,
CORRECT MONTH IS	_______________________	THIS REPORT IS DUE ON OR BEFORE	2-1-04
(1)	SECRETARY OF STATE CONTROL NUMBER:	0272269
(2A.)	NAME AND MAILING ADDRESS OF CORPORATION:	(2B.)	STATE OR COUNTRY OF INCORPORATION:

FHK, INC.	TENNESSEE
50 WEST MAIN STREET	(2C.)	ADD OR CHANGE MAILING ADDRESS:
VENTURA, CA 93001

D 11/10/1993 FOR PROFIT
(3)	A.	PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
1908 WEDGEWOOD AVE., NASHVILLE, TN 37212

B.	CHANGE OF PRINCIPAL ADDRESS:
STREET	CITY	STATE	ZIP CODE + 4

(4)	NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACH ADDITIONAL SHEET IF NECESSARY.)
TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
PRESIDENT	Attached
SECRETARY

(5)	BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW:
NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
Leslie E. Bider	10585 Santa Monica Blvd.	Los Angeles, CA 90025
David H. Johnson	75 Rockefeller Plaza	New York, NY 10019
Helen Murphy	75 Rockefeller Plaza	New York, NY 10019

(6)	A.	NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
MICHAEL VADEN
B.	REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
SUITE 3000, 611 COMMERCE STREET, NASHVILLE, TN 37203
C.	INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(I).	CHANGE OF REGISTERED AGENT:	CT Corporation System
(II).	CHANGE OF REGISTERED OFFICE:	111 Eighth Avenue, New York, NY 10011
STREET	CITY	STATE TN	ZIP CODE + 4	COUNTY
(7)	A.	THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A
MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:	☐ PUBLIC
☐ MUTUAL
B.	IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.	☐ RELIGIOUS
(8)	SIGNATURE	/s/ Paul Robinson	(9)	DATE	2/18/04

(10)	TYPE PRINT NAME OF SIGNER:	Paul Robinson	(11)	TITLE OF SIGNER	Vice President

* * THIS REPORT MUST BE DATED AND SIGNED * *

[SEAL]

SS-4444 (REV. 5/00)	CONTINUED ON BACK	RDA 1678

Officer List

Name	Title	Business Address
Leslie E. Bider	President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Jay Morgenstern	Executive Vice President	10585 Santa Monica Blvd., Los Angeles, CA 90025
Edward P. Pierson	Executive Vice President and Secretary	10585 Santa Monica Blvd., Los Angeles, CA 90025
Nick Thomas	Senior Vice President and Treasurer	10585 Santa Monica Blvd., Los Angeles, CA 90025
David H. Johnson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Helen Murphy	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Robinson	Vice President	75 Rockefeller Plaza, New York, NY 10019
Paul Vidich	Vice President	75 Rockefeller Plaza, New York, NY 10019
Mark Ansorge	Assistant Secretary	75 Rockefeller Plaza, New York, NY 10019
Anthony Bown	Assistant Treasurer	3400 West Olive, Burbank, CA 91505